UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

XACTLY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

Xactly Corporation (“Xactly” or the “Company”) is making the following supplemental disclosures to its definitive proxy statement dated June 29, 2017 (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by Xactly on June 29, 2017, relating to the approval of the Agreement and Plan of Merger, dated May 29, 2017, as amended on June 20, 2017 (the “Merger Agreement”) by and among Xactly Corporation, Excalibur Parent, LLC (“Parent”) and Excalibur Merger Sub, Inc. (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”) and the transactions contemplated thereby. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement.

On June 30, 2017, a purported stockholder class action lawsuit captioned Berg v. Xactly Corporation et al., Case No. 5:17-cv-3783 (“Berg Lawsuit”), was filed in the United States District Court of the Northern District of California against Xactly, its directors, Parent, Merger Sub and Vista Equity Partners Fund VI, L.P. (“Vista”). On July 6, 2017, a similar purported stockholder class action lawsuit captioned DePalo v. Xactly Corporation et al., Case No. 5:17-cv-03838 (“DePalo Lawsuit”, together with the Berg Lawsuit, the “Lawsuits”), was filed in the United States District Court of California against Xactly and its directors. The Lawsuits allege, generally, that the Merger offers inadequate consideration to Xactly’s stockholders, and that Xactly and its directors violated Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and Rule 14a-9 thereunder by purportedly omitting material information from the Proxy Statement. The Lawsuits also purport to allege violations of Section 20(a) of the Exchange Act against Xactly’s directors, and in the case of the Berg Lawsuit, Parent, Merger Sub and Vista.

Although Xactly believes that no further supplemental disclosure is required under applicable laws, Xactly is making available some additional information (which it considers immaterial) to its stockholders in this supplement.

The Proxy Statement is amended and supplemented by, and should be read in conjunction with, the supplemental disclosures set forth below. Stockholders are encouraged to read carefully the supplemental disclosures set forth below, the Proxy Statement, the annexes to the Proxy Statement, and the documents incorporated by reference into the Proxy Statement.

Supplemental Disclosures

(1)	The following paragraph is added after the last paragraph in the section titled “The Merger—Background to the Merger” on page 39.

“In summary, in connection with the foregoing transaction discussions, Xactly entered into new confidentiality agreements with Parties A, B, C, F and I. The confidentiality agreements with Parties A and I included standstill provisions. These standstill provisions restricted Parties A and I from participating in the acquisition of Xactly’s securities or otherwise seeking control of Xactly without Xactly’s consent. These standstill provisions expired by their terms prior to or upon the execution of the Merger Agreement. For discussions with Parties D and E, Xactly relied on existing confidentiality agreements it had previously entered into with such parties in connection with their commercial relationships that did not contain any transaction-specific provisions, including standstill or similar provisions. Given the extent and nature of the preliminary discussions with Parties G, H and J, Xactly did not enter into new confidentiality agreements nor did Xactly have existing confidentiality agreements in place with these parties.”

(2)	The fourth and fifth sentences in the sixteenth paragraph in the section titled “The Merger— Fairness Opinion of J.P. Morgan Securities LLC” on page 46 of the Proxy Statement are amended and restated in their entirety with the following:

“J.P. Morgan also calculated a range of terminal values of Xactly by applying perpetuity growth rates ranging from 2.5% to 3.5%, which were chosen by J.P. Morgan based upon its judgment, to the unlevered free cash flow of Xactly during the terminal year. The unlevered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 9.5% to 11.5%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Xactly using publicly available information and J.P. Morgan’s judgment.”

(3)	The fourth sentence in the last paragraph in the section titled “The Merger— Fairness Opinion of J.P. Morgan Securities LLC” on page 47 of the Proxy Statement is amended and restated in its entirety with the following:

“During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates had commercial or investment banking relationships with Xactly, including acting as joint lead bookrunner on Xactly’s initial public offering of equity securities in June 2015, for which J.P. Morgan and its affiliates received aggregate fees of approximately $1.3 million.”

(4)	The fifth sentence in the last paragraph in the section titled “The Merger— Fairness Opinion of J.P. Morgan Securities LLC” on page 47 of the Proxy Statement is deleted in its entirety.

(5)	The seventh sentence in the last paragraph in the section titled “The Merger— Fairness Opinion of J.P. Morgan Securities LLC” on page 47 of the Proxy Statement is amended and restated in its entirety with the following:

“Such services during such period included acting as financial advisor to an affiliate of Parent on its acquisition of Solera Holdings, Inc. in December 2015, and acting as bookrunner and lead arranger for portfolio companies of Parent that are unrelated to the proposed transaction.”

(6)	The eighth sentence in the last paragraph in the section titled “The Merger— Fairness Opinion of J.P. Morgan Securities LLC” on page 47 of the Proxy Statement is deleted in its entirety.

(7)	The table proceeding the fifth paragraph in the section titled “The Merger—Xactly Financial Projections” on page 49 of the Proxy Statement is amended and restated in its entirety with the following to include additional extrapolated GAAP financial items to reconcile Net Income (Loss) to EBITDA as discussed below under the amended section titled “The Merger—Xactly Financial Projections—Non-GAAP Financial Measures”:

($ millions)	Extrapolations
FYE January 31	FY21E	FY22E	FY23E	FY24E	FY25E	FY26E	FY27E	FY28E	FY29E	FY30E
Revenue	$197	$237	$284	$341	$410	$477	$541	$593	$631	$650
% growth	20%	20%	20%	20%	20%	17%	13%	10%	6%	3%
Net Income (Loss)*	$4	$21	$44	$55	$63	$54	$64	$71	$77	$81
Plus: D&A	$6	$7	$9	$12	$15	$18	$21	$23	$25	$25
Plus: SBC, net of tax	$16	$18	$21	$23	$23	$17	$18	$19	$21	$21
Plus: Interest Expense	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Plus: Taxes	$0	$0	$0	$0	$9	$39	$44	$49	$53	$55
EBITDA	$26	$46	$74	$90	$109	$128	$147	$163	$175	$182
% margin	13%	20%	26%	26%	27%	27%	27%	27%	28%	28%
EBIT	$20	$39	$65	$78	$94	$110	$126	$140	$150	$157
% margin	10%	16%	23%	23%	23%	23%	23%	24%	24%	24%
Less: Taxes	$0	$0	$0	$0	$9	$39	$44	$49	$53	$55
% tax rate	0%	0%	0%	0%	9%	35%	35%	35%	35%	35%

EBIAT	$20	$39	$65	$78	$86	$72	$82	$91	$98	$102

Plus: D&A	$6	$7	$9	$12	$15	$18	$21	$23	$25	$25
Less: Capex	$(8)	$(9)	$(11)	$(14)	$(16)	$(19)	$(22)	$(24)	$(25)	$(26)
Less: SBC, net of tax	$(16)	$(18)	$(21)	$(23)	$(23)	$(17)	$(18)	$(19)	$(21)	$(21)
Less: Change in NWC	$7	$8	$9	$11	$14	$14	$13	$11	$8	$4

Unlevered Free Cash Flow	$8	$26	$52	$65	$75	$67	$76	$82	$84	$84

*	For the purposes of this proxy statement, Xactly has prepared and included additional GAAP financial items in order to provide the reconciliation of GAAP to non-GAAP as discussed in the section of this proxy statement captioned “—Non-GAAP Financial Measures.” This information was not part of the extrapolated financial information delivered to the Board of Directors and was not used by J.P. Morgan for purposes of its valuation.

(8)	The table proceeding the seventh paragraph in the section titled “The Merger—Xactly Financial Projections” on page 50 of the Proxy Statement is amended and restated in its entirety with the following to include additional extrapolated GAAP financial items to reconcile Net Income (Loss) to EBITDA as discussed below under the amended section titled “The Merger—Xactly Financial Projections—Non-GAAP Financial Measures”:

($ millions)	Extrapolations
FYE January 31	FY21E	FY22E	FY23E	FY24E	FY25E	FY26E	FY27E	FY28E	FY29E	FY30E
Revenue	$172	$203	$240	$283	$334	$384	$430	$469	$497	$512
% growth	18%	18%	18%	18%	18%	15%	12%	9%	6%	3%
Net Income (Loss)*	$(5)	$5	$19	$38	$47	$58	$48	$50	$54	$57
Plus: D&A	$6	$7	$9	$11	$13	$15	$17	$18	$19	$20
Plus: SBC, net of tax	$15	$16	$18	$19	$21	$22	$15	$15	$16	$17
Plus: Interest Expense	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Plus: Taxes	$0	$0	$0	$0	$0	$0	$27	$35	$38	$40
EBITDA	$15	$28	$46	$68	$81	$95	$108	$119	$128	$133
% margin	9%	14%	19%	24%	24%	25%	25%	25%	26%	26%
EBIT	$9	$21	$37	$57	$68	$80	$91	$100	$108	$113
% margin	5%	10%	15%	20%	20%	21%	21%	21%	22%	22%
Less: Taxes	$0	$0	$0	$0	$0	$0	$27	$35	$38	$40
% tax rate	0%	0%	0%	0%	0%	0%	30%	35%	35%	35%

EBIAT	$9	$21	$37	$57	$68	$80	$63	$65	$70	$73

Plus: D&A	$6	$7	$9	$11	$13	$15	$17	$18	$19	$20
Less: Capex	$(9)	$(10)	$(11)	$(13)	$(15)	$(16)	$(17)	$(19)	$(20)	$(20)
Less: SBC, net of tax	$(15)	$(16)	$(18)	$(19)	$(21)	$(22)	$(15)	$(15)	$(16)	$(17)
Less: Change in NWC	$5	$6	$7	$9	$10	$10	$9	$8	$6	$3

Unlevered Free Cash Flow	$(3)	$9	$24	$45	$56	$67	$57	$57	$59	$59

*	For the purposes of this proxy statement, Xactly has prepared and included additional GAAP financial items in order to provide the reconciliation of GAAP to non-GAAP as discussed in the section of this proxy statement captioned “—Non-GAAP Financial Measures.” This information was not part of the extrapolated financial information delivered to the Board of Directors and was not used by J.P. Morgan for purposes of its valuation.

(9)	The table proceeding the ninth paragraph in the section titled “The Merger—Xactly Financial Projections” on page 51 of the Proxy Statement is amended and restated in its entirety with the following to include additional extrapolated GAAP financial items to reconcile Net Income (Loss) to EBITDA as discussed below under the amended section titled “The Merger—Xactly Financial Projections—Non-GAAP Financial Measures”:

($ millions)	Extrapolations
FYE January 31	FY21E	FY22E	FY23E	FY24E	FY25E	FY26E	FY27E	FY28E	FY29E	FY30E
Revenue	$161	$187	$216	$251	$291	$330	$366	$396	$418	$431
% growth	16%	16%	16%	16%	16%	13%	11%	8%	6%	3%
Net Income (Loss)*	$(8)	$1	$12	$27	$34	$42	$51	$40	$40	$42
Plus: D&A	$6	$7	$8	$10	$11	$13	$14	$16	$16	$17
Plus: SBC, net of tax	$14	$15	$16	$17	$18	$18	$18	$14	$14	$14
Plus: Interest Expense	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Plus: Taxes	$0	$0	$0	$0	$0	$0	$0	$23	$29	$30
EBITDA	$12	$23	$36	$54	$64	$74	$83	$92	$99	$103
% margin	7%	12%	17%	22%	22%	22%	23%	23%	24%	24%
EBIT	$6	$16	$28	$44	$52	$61	$69	$76	$82	$86
% margin	4%	8%	13%	18%	18%	18%	19%	19%	20%	20%
Less: Taxes	$0	$0	$0	$0	$0	$0	$0	$23	$29	$30
% tax rate	0%	0%	0%	0%	0%	0%	0%	30%	35%	35%

EBIAT	$6	$16	$28	$44	$52	$61	$69	$54	$53	$56

Plus: D&A	$6	$7	$8	$10	$11	$13	$14	$16	$16	$17
Less: Capex	$(8)	$(9)	$(10)	$(11)	$(13)	$(14)	$(15)	$(16)	$(17)	$(17)
Less: SBC, net of tax	$(14)	$(15)	$(16)	$(17)	$(18)	$(18)	$(18)	$(14)	$(14)	$(14)
Less: Change in NWC	$4	$5	$6	$7	$8	$8	$7	$6	$4	$3

Unlevered Free Cash Flow	$(6)	$4	$16	$32	$41	$49	$57	$45	$44	$44

*	For the purposes of this proxy statement, Xactly has prepared and included additional GAAP financial items in order to provide the reconciliation of GAAP to non-GAAP as discussed in the section of this proxy statement captioned “—Non-GAAP Financial Measures.” This information was not part of the extrapolated financial information delivered to the Board of Directors and was not used by J.P. Morgan for purposes of its valuation.

(10)	The penultimate sentence in the thirteenth paragraph in the section titled “The Merger—Xactly Financial Projections” on page 52 of the Proxy Statement is amended and restated in its entirety with the following:

“To the extent financial information has been extrapolated, the related non-GAAP amounts have also been extrapolated with reconciliation. Interest expense amounts provided for in the extrapolations tables reflect that Xactly’s currently existing term loan matures in fiscal 2020 and would not be expected to be replaced. Further, the interest expense amounts reflect that Xactly would project to have immaterial interest expense on a line of credit after fiscal 2020.”

Additional Information and Where to Find It

Xactly has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Merger. Beginning on June 29, 2017, Xactly mailed the definitive proxy statement and other relevant documents to Xactly stockholders as of the June 28, 2017 record date for a special meeting of stockholders of Xactly to be held on July 28, 2017, at Xactly’s headquarters, located at 300 Park Avenue, Suite 1700, San Jose, California 95110, at 9:00 a.m. Pacific time. The definitive proxy statement described above contains important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Xactly’s definitive proxy statement on Schedule 14A filed with the SEC on June 29, 2017. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this communication.